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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2000

                              Pharmacia Corporation
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1- 2516                   43-0420020
 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer/
     of Incorporation)                                       Identification No.)


 100 Route 206 North, Peapack, New Jersey                             07977
 (Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code: (908) 901-8000

                               Monsanto Company
           800 North Lindbergh Boulevard, St. Louis, Missouri 63167
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.  NOT APPLICABLE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 31, 2000, MP Sub, Incorporated, a Delaware corporation ("Merger Sub") wholly owned by Pharmacia Corporation (formerly Monsanto Company), a Delaware corporation ("Registrant"), merged (the "Merger") with and into Pharmacia & Upjohn, Inc., a Delaware corporation ("Pharmacia & Upjohn"), pursuant to an Agreement and Plan of Merger, dated as of December 19, 1999, as amended (the "Merger Agreement").

Pursuant to the Merger Agreement, each share of common stock, par value $0.01 per share, of Pharmacia & Upjohn ("Pharmacia & Upjohn Common Stock") issued and outstanding, other than shares owned or held directly or indirectly by Registrant or directly or indirectly by Pharmacia & Upjohn, was converted into
1.19 shares of common stock, par value $2.00 per share, of Registrant ("Registrant Common Stock") and each share of Series A Convertible Perpetual Preferred Stock, par value $0.01 per share, of Pharmacia & Upjohn issued and outstanding was converted into one share of a new series of convertible preferred stock of Registrant designated as Series B Convertible Perpetual Preferred Stock. The Merger Agreement, a copy of which is attached hereto as
Exhibit 2.1, is incorporated herein by reference.

Also, pursuant to the Merger Agreement, the Board of Directors of the Registrant (the "Registrant Board") has been expanded from 10 to 18 members, and Frank Carlucci, Olof Lund, Bengt Samuelsson, M. Kathryn Eickhoff, Fred Hassan, Berthold Lindqvist, C. Steven McMillan, William U. Parfet and Ulla Reinius, all of whom were members of the Board of Directors of Pharmacia & Upjohn prior to the Merger, have been elected to the Registrant's Board.

The Registrant and Pharmacia & Upjohn mailed a definitive joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus") to their respective stockholders on February 22, 2000, which sets forth certain information regarding the Merger, the Registrant, Pharmacia & Upjohn and Merger Sub, including, but not limited to, the manner of the Merger, the nature of any material relationships between Pharmacia & Upjohn and the Registrant or any officer or director of the Registrant or any associate of any such officer or director, the nature of Pharmacia & Upjohn's business and the Registrant's intended use of the assets acquired in the Merger. Excerpts from the cover page and pages I-1, I-5, I-8, I-35 to I-45, and III-3 of the Joint Proxy Statement/Prospectus, copies of which are attached hereto as Exhibit 20.1, are incorporated herein by reference.

ITEM 3-4.  NOT APPLICABLE

ITEM 5.  OTHER EVENTS.

In order to complete the Merger, the Registrant's Restated Certificate of Incorporation was amended to (i) change the Registrant's name from Monsanto Company to Pharmacia Corporation, (ii) increase the number of authorized shares of Registrant Common Stock from one billion to three billion shares, (iii) eliminate the prohibition on preferred stock having more than one vote per share and (iv) change the par value of authorized preferred stock from no par value to $0.01 par value per share. On March 31, 2000 the Registrant filed an amendment to the Restated Certificate of Incorporation with the Delaware Secretary of State, a copy of the Certificate of Amendment of Pharmacia Corporation's Restated Certificate of Incorporation is included as Exhibit 4.1 hereto and is incorporated by reference herein.


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ITEM 6.  NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired

The (i) consolidated audited balance sheet of Pharmacia & Upjohn as of December 31, 1999 and 1998 and (ii) the consolidated statement of income and cash flows of Pharmacia & Upjohn for the fiscal years ended December 31, 1999, 1998 and 1997 are incorporated by reference to the audited Financial Statements of Pharmacia & Upjohn as of December 31, 1999 and 1998 and for each of the three years ended December 31, 1999, 1998 and 1997, which are attached hereto as
Exhibit 20.2.

(b)  Pro Forma Financial Information

Pursuant to the instructions to Item 7(b)(2) of Form 8-K, pro forma financial information has not been included in this report, but will be filed by amendment not later than 60 days after the date that this report was required to be filed.

(c)  Exhibits


Exhibit           Description
-------           -----------
2.1               Agreement and Plan of Merger, dated as of December 19, 1999, among Monsanto Company, MP Sub Incorporated, and Pharmacia &
                  Upjohn, Inc., as amended as of February 18, 2000.

4.1               Certificate of Amendment of Pharmacia Corporation's Restated
                  Certificate of Incorporation.

20.1 Excerpts from the cover page and pages I-1, I-5, I-8, I-35 to I-45, and III-3 of the Joint Proxy Statement/Prospectus, which was first mailed to Pharmacia & Upjohn, Inc.
                  stockholders on February 22, 2000.

20.2              Financial Statements of Pharmacia & Upjohn, Inc. as of
                  December 31, 1999 and 1998 and for each of the three years ended December 31, 1999, 1998 and 1997.

23.1              Consent of PricewaterhouseCoopers LLP, dated April 13, 2000.

ITEM 8.  NOT APPLICABLE



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 12, 2000                 PHARMACIA CORPORATION


                                      By:  /s/ Don W. Schmitz
                                           ------------------------------------
                                      Name:    Don W. Schmitz
                                      Title:   Vice President and Secretary



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EXHIBIT INDEX


Exhibit           Description
-------           -----------
2.1               Agreement and Plan of Merger, dated as of December 19, 1999, among Monsanto Company, MP Sub Incorporated, and Pharmacia &
                  Upjohn, Inc., as amended as of February 18, 2000.

4.1               Certificate of Amendment of Pharmacia Corporation's Restated
                  Certificate of Incorporation.

20.1 Excerpts from the cover page and pages I-1, I-5, I-8, I-35 to I-45 and III-3 of the Joint Proxy Statement/Prospectus, which was first mailed to Pharmacia & Upjohn, Inc. stockholders on February 22, 2000.

20.2              Financial Statements of Pharmacia & Upjohn, Inc. as of
                  December 31, 1999 and 1998 and for each of the three years ended December 31, 1999, 1998 and 1997.

23.1              Consent of PricewaterhouseCoopers LLP, dated April 13, 2000.


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